                                    EXHIBIT 10.27

                            STOCK PURCHASE/SALE AGREEMENT

This document witnesseth the Stock Purchase/Sale Agreement executed by and between

    KAYHELM LTD., a corporation organized and existing in accordance with the laws of England, duly represented by Ms. Lynne Coram; Mr. GUILLERMO VILLANUEVA PINTO, identified with Voter's Registration Card No. 0660802, with the participation of his spouse, Mrs. Georgina Emilia Valdivia de Villanueva; Mr. JESUS OTTO VILLANUEVA NAPURI, identified with Voter's Registration Card No. 25726864, with the participation of his spouse, Mrs. Celia Gutierrez Davila de Villanueva; Mr. GUILLERMO JOSE SOTO ABANTO, identified with Voter's Registration Card No. 09993517; BETHANY INVESTMENTS LIMITED, a Bahamian corporation; Mrs. MARGARITA ULLOA DE BEECK, identified with Voter's Registration Card No. 06408006; Mr. ESTEBAN VITON RAMIREZ, identified with Voter's Registration
Card No. 09870890, with the participation of his spouse, Mrs. Betty Aguirre de Viton; Mr. HUMBERTO GUILLEN LUQUE, identified with Voter's Registration
Card No. 07616599, with the participation of his spouse, Mrs. Patricia
Samander Orellana; Mrs. MARIA JESUS HUME HURTADO, identified with Voter's Registration Card No. 08746487, all of whom designate their legal address for the purposes hereof at Las Begonias 475, Oficina 502, San Isidro, Lima, Peru, (hereinafter called collectively the "SELLERS").

    RED DE SERVICIOS EMPRESARIALES DE TELECOMUNICACIONES, S.A., a Peruvian corporation ("RESETEL"), with legal address at Las Begonias 475, Oficina 502, San Isidro, Lima, Peru, duly represented by its Directors, Ms. Maria Jesus Hume and Mr. Humberto Guillen Luque.

    INTERAMERICAS COMMUNICATIONS CORP., a corporation organized and existing in accordance with the laws of the State of Texas of the United States of America, with legal address at 104 Crandon Boulevard, Suite 324, Miami, Florida, United States of America, duly represented by Mr. Hernan Streeter, (hereinafter called the "BUYER").

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    The parties hereto shall be called collectively the "Parties".

    This Agreement is subject to the following terms and conditions:

CLAUSE 1: BACKGROUND

    The SELLERS are the owners of Thirty-two thousand (32,000) common shares of RESETEL, a corporation duly organized and existing in accordance with the laws of the Republic of Peru, with a face value of One Nuevo Sol (S/. 1.00) each, fully subscribed and paid in, representing one hundred percent (100%) of the issued and outstanding share capital of RESETEL (hereinafter the "SHARES").

    The number of SHARES held by each SELLER and the percentage of the share capital of RESETEL represented by same in each case, as well as information on the Stock Certificates issued by RESETEL to the names of the SELLERS, are detailed in Exhibit A to this Agreement.



CLAUSE 2: OBJECT OF THE AGREEMENT

    By this Agreement, the SELLERS agree to transfer the ownership of the SHARES to the BUYER.

    The SELLERS expressly note that this transfer covers everything that pertains to the SHARES, de facto and de jure, without any reserve or limitation, including those shares in process of being issued or that may be issued in the future as a product of the shares sold hereunder.

    The obligation to transfer the ownership of the SHARES shall be formalized
on or before May 17, 1996 (the "Closing").     At Closing, the Stock
Certificates shall be endorsed to the

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name of the BUYER and the transfer of the SHARES shall be entered in RESETEL's
Stock Register. For this purpose, the SELLERS agree to endorse the Stock Certificates and to enter the transfer of the SHARES in behalf of the BUYER in RESETEL's Stock Register, immediately upon receiving payment the shares issued by the BUYER in accordance with the Stock Purchase Agreement referred to in point 5.2.3.

CLAUSE 3: PRICE

    The global price mutually agreed to by the Parties as payment for the SHARES is TWO MILLION EIGHT HUNDRED TWELVE THOUSAND FIVE HUNDRED DOLLARS OF THE UNITED STATES OF AMERICA (US$ 2,812,500).

    The Parties declare that there is fair and perfect equivalence between the agreed price and the value of the SHARES. The SELLERS and the BUYER make mutual and reciprocal bequest of any difference that may arise hereafter.

CLAUSE 4: PAYMENT OF THE PRICE

    The price for the sale of the SHARES shall be paid by the BUYER to the SELLERS at Closing.

CLAUSE 5: PRIOR OBLIGATIONS

    The Parties agree that the covenants and obligations to be fulfilled to effect the transfer of the SHARES and the payment of the price are the following:

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                                                                               4

5.1 OBLIGATIONS OF THE BUYER

    Within sixty (60) days after the Closing the BUYER agrees to:

5.1.1 Reimburse to the creditors of RESETEL listed in Exhibit 5.1.1 the amount of the Concession Fee established in article 205 and 207 of the General Regulations of the Telecommunications Law, approved by Supreme Decree No. 06/94/TCC, that is, Twenty-nine Thousand Five Hundred Eighty and 34/100 Nuevos Soles (S/. 29,580.34), for the concession to operate Local Carriage Services, granted to RESETEL by Ministerial Resolution No. 061-96-MTC/15.17 dated February 5, 1996 (hereinafter called the "Concession").

5.1.2 Reimburse to the creditors of RESETEL listed in Exhibit 5.1.2 the amount of Three Hundred One Thousand Seven Hundred Eleven and 98/100 dollars of the United States of America (US$ 301,711.98) delivered to Banco del Sur as collateral to induce Banco del Sur to issue an irrevocable, solidary and automatically enforceable Letter of Guaranty for the same amount, executed in favor of the Ministry for a term of Three Hundred Ninety-five (395) days, guaranteeing full and absolute compliance with the obligations assumed by RESETEL, under the Concession Agreement for the operation of Local Carriage Services within the cities of Lima and Callao, executed by and between the Ministry and RESETEL (hereinafter called the "CONCESSION AGREEMENT").

5.2 OBLIGATIONS OF THE SELLERS

    The SELLERS and RESETEL agree to:

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                                                                               5

5.2.1 Deliver to BUYER at or prior to Closing a duly executed copy of the CONCESSION AGREEMENT.

5.2.2 Deliver to BUYER at or prior to Closing a legal opinion of counsel to SELLERS regarding the enforceability of the CONCESSION AGREEMENT and addressing certain other matters as requested by BUYER.

5.2.3 Deliver to Buyer at or prior to Closing a duly executed copy of the Stock Purchase Agreement regarding the sale of stock of InterAmericas Communications Corporation to the SELLERS.

CLAUSE 6: REPRESENTATIONS AND WARRANTIES OF THE SELLERS

    To induce BUYER to enter into this Agreement, each Seller individually represents and warrants to BUYER that the following statements are true, correct and complete as of the date hereof:

6.1 OWNERSHIP OF RESETEL SHARES. Such SELLER owns, beneficially and of record, the number of RESETEL Shares shown beside his name in EXHIBIT A hereto, free and clear of any lien, security interest, pledge, claim, demand or encumbrance or restriction of any kind or character whatsoever, and the RESETEL Shares represent all of the issued and outstanding shares of capital stock and equity securities of RESETEL. All such RESETEL Shares are duly authorized, validly issued, fully paid and nonassessable and have, in the hands of such Seller, and will have in the hands of BUYER, all the rights, privileges and preferences ordinarily accorded to owners of the common stock of RESETEL.

6.2 AUTHORITY. Such Seller now has and will have, at the Closing, full power, authority and legal right to sell his RESETEL Shares to BUYER pursuant to this Agreement. This Agreement

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                                                                               6

    has been duly and validly authorized, executed and delivered by, and is the valid and binding obligation of, such SELLER.

6.3 COMPLIANCE WITH LAW. The consummation of the transactions contemplated hereby will be in compliance with all applicable laws, rules, regulations and requirements of all Peruvian governmental authorities without the necessity for any license or permit or other action or permission in the nature thereof, or any registration with, or consent of, any such governmental authority.

6.4 NO LITIGATION. There are no suits or proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of such SELLER, threatened, anticipated or contemplated, which in any way affect the consummation of the transactions contemplated hereby or, any claim which, if valid, would constitute or result in a breach of any representation, warranty or agreement of such Seller set forth herein.

6.5 SOLVENCY. Such Seller is not bankrupt or insolvent and has not assigned his estate for the benefit of creditors, entered into any arrangement with creditors, and does not have any present intention to file a petition in bankruptcy, assign its estate for the benefit of creditors, or enter into any arrangement with creditors. Such SELLER has no knowledge of any basis for the filing by any other person of an involuntary petition in bankruptcy with respect to him or RESETEL.

6.6 SECURITIES LAWS OF COMPLIANCE. Such Seller has been represented by such legal and tax counsel and others, each of whom has been personally selected by such SELLER, as such SELLER has found necessary to consult concerning this transaction, and such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Such SELLER, his/her or its counsel and advisors, and such other

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                                                                               7

    persons with whom such SELLER has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the transactions contemplated by this Agreement, and to make an informed investment decision with respect thereto.

6.7 NO MATERIAL MISSTATEMENTS. Such SELLER has not made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

CLAUSE 7: REPRESENTATIONS AND WARRANTIES CONCERNING RESETEL

    To further induce BUYER to enter into this Agreement, RESETEL and the SELLERS jointly represent and warrant to BUYER that the following statements concerning the affairs of RESETEL are true, correct and complete as of the date hereof:

7.1 ORGANIZATION, STANDING AND QUALIFICATION. RESETEL is duly organized, validly existing and in good standing under the laws of the Republic of Peru and is authorized and qualified to own and operate its properties and assets and conduct its business in all jurisdictions where such properties and assets are owned and operated and such business conducted. RESETEL has duly filed any and all certificates and reports required to be filed to date by the laws of Peru and any other applicable law. RESETEL has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially adversely affect the business, properties, prospects, or its financial condition. RESETEL is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

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7.2  CAPITALIZATION.  As of the date of Closing, the authorized capital stock of
    RESETEL consists of 32,000 shares of common stock, par value One Peruvian Nuevo Sol (S/. 1.00) per share, of which 32,000 shares are issued and outstanding, as set forth in the attached EXHIBIT A. All of the outstanding shares of common stock of RESETEL were duly authorized and validly issued and are fully paid and nonassessable. RESETEL has no treasury shares.
    There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other rights, agreements or arrangements of any character or nature whatever relating to the issuance of common stock or other securities of RESETEL. No holder of any security of RESETEL is entitled to any preemptive or similar rights to purchase any securities of RESETEL.

7.3 SUBSIDIARIES. RESETEL has no subsidiaries and no other investment in any entity. RESETEL is not a participant in any joint venture, partnership or other similar arrangement.

7.4 STOCK TRANSFER BOOKS. The stock transfer books and stock ledgers of RESETEL are in good order, complete, accurate and up to date, and with all necessary signatures, and set forth all stock and securities issued, transferred and surrendered. No duplicate certificate has been issued at any time heretofore. No transfer has been made without surrender of the proper certificate duly endorsed. All certificates so surrendered have been duly canceled and are attached to the proper stubs with all necessary stock powers attached thereto.

7.5 CORPORATE RECORDS. The minute books and other corporate record books of RESETEL are in good order, complete, accurate, up to date, with all necessary signatures and set forth all meetings and actions taken by the stockholders and directors, including all actions set forth in all certificates of votes of stockholders or directors furnished to anyone at any time. The copies of RESETEL's Articles of Incorporation and Bylaws which have been delivered to

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                                                                               9

    BUYER are complete and correct, as amended, to the date of execution of this Agreement.

7.6 NO DEFAULTS. RESETEL is not in default under or in violation of any provisions of its Articles of Incorporation or Bylaws or any restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other obligation or liability relating to RESETEL's business.

7.7 NO CONFLICT. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated hereby will conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of RESETEL, any law, rule, regulation, judgment, decree, order or other such requirement, or under any material restriction, lien, encumbrance, indenture, contract, lease, sublease, loan agreement, note or other material obligation or liability to which RESETEL is a party or by which it is bound, or to which any of its assets are subject, or result in the creation of any lien or encumbrance upon such assets.

7.8 CONSENTS AND APPROVALS. Except as set forth in EXHIBIT 7.8, the execution, delivery and performance of this Agreement by SELLERS and the consummation of the transactions contemplated hereby do not require RESETEL or SELLERS to obtain any consent, approval or action of, or make any filing with or give notice to any corporation, person or firm or any public, governmental or judicial authority in Peru, except: (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof, (ii) those which the failure to obtain or make would have no material adverse effect on the transactions contemplated hereby or on RESETEL's business or financial condition, and (iii) any filings required under the Securities Act, or any applicable state securities laws.

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                                                                              10


7.9 RELATED-PARTY TRANSACTIONS. No employee, officer, or director of RESETEL or member of his or her immediate family is indebted to RESETEL, nor is RESETEL indebted (or committed to make loans or extend or guarantee credit) to any of such individuals. To the best of the SELLERS' knowledge, none of such individuals has any direct or indirect ownership interest in any firm or corporation with which RESETEL is affiliated or with which RESETEL has a business relationship, or any firm or corporation that competes with RESETEL, except that employees, officers, or directors of RESETEL and members of their immediate families may own stock in publicly traded companies that may compete with RESETEL. No member of the immediate family of any officer or director of RESETEL is directly or indirectly interested in any material contract with RESETEL.

7.10 COMPLIANCE WITH LAW. To the best of SELLERS' knowledge, neither RESETEL nor any of its directors, officers, fiduciaries, agents or employees, is in violation of any applicable law, rule, regulation or requirement of any governmental authority in any way relating to RESETEL's business.

7.11 FINANCIAL STATEMENTS. The Financial Statements of RESETEL for the periods ending February 29, 1996, attached hereto as EXHIBIT B are correct and complete and present fairly in all material respects the financial condition of RESETEL as of the dates described therein, and have been prepared in accordance with Generally Accepted Accounting Principles consistently applied. The books and records of the Company are complete in all material respects and are in an auditable condition such that a complete audit of RESETEL can be performed as of the Closing without unreasonable cost or expense.

7.12 PROPERTIES AND ASSETS. The properties and assets presently owned by RESETEL and shown on its books include all properties and assets of every kind, class and description, real and personal, tangible and intangible, known and unknown, used in the business of RESETEL and

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    necessary to the conduct of its business as presently conducted.  RESETEL has good and indefeasible title to and possession of all such known properties and assets, free and clear of all liens, claims, security interests, encumbrances, restrictions and rights, title and interests in others, and there are no existing agreements, options or commitments or rights with, to or in any third party to acquire any of the properties or assets of RESETEL or any interest therein, except for those entered into in the ordinary course of business and not materially adversely affecting the properties, assets or rights of RESETEL. The assets of RESETEL on the Closing date shall include all of the assets described hereinabove or otherwise reflected on the Financial Statements, adjusted only for inventory and other assets acquired or disposed of in the ordinary course of business after February 29, 1996, and before the Closing Date.

7.13 INTELLECTUAL PROPERTY. RESETEL has no intellectual property other than that referred to in Clause 7.25.

7.14 LETTER OF GUARANTY. The Letter of Guaranty in the amount of US$301,711.98 issued by Banco del Sur described in paragraph 5.1.2 hereof, is valid, binding and enforceable against Banco del Sur in accordance with its terms.

7.15 MATERIAL CONTRACTS. RESETEL does not have any material obligation, contract, agreement, lease, sublease, commitment or understanding of any kind, nature or description, oral or written, fixed or contingent, due or to become due, existing or inchoate, other than as disclosed on SCHEDULE
    7.14 or consisting of customer purchase orders or service contracts, all of which are either reflected in the Financial Statements for the periods such were in effect, or which impose upon RESETEL a liability of less than $5,000 individually or $10,000 in the aggregate.

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7.16 NO UNDISCLOSED LIABILITIES.  There are no material liabilities or obligations of RESETEL, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in RESETEL's Financial Statements of February 29, 1996, (ii) liabilities or obligations disclosed in this Agreement or in any exhibit or schedule to this Agreement, and (iii) liabilities not in excess of $5,000 individually or $10,000 in the aggregate.

7.17 LITIGATION. There are no suits or proceedings at law or in equity, or before or by any governmental agency or arbitrator, pending, or to the knowledge of the SELLERS, threatened, anticipated or contemplated, which, if decided against RESETEL, would have a material adverse effect on its business or financial condition, and there are no unsatisfied or outstanding judgments, orders, decrees or stipulations which in any way affect RESETEL or its properties or assets or to which it is or may become a party. There are no claims against RESETEL pending, or to the knowledge of SELLERS threatened, anticipated, or contemplated which, if valid, would constitute or result in a breach of any representation, warranty or agreement set forth herein.

7.18 TAXES. RESETEL has duly filed all federal, state, local and other tax returns and reports required to be filed by RESETEL on or prior to the date hereof with respect to all taxes withheld by or imposed upon RESETEL; all such returns or reports reflect in all material respects the liability for such taxes of RESETEL as computed therein for the periods indicated, and all taxes shown on such returns or reports and all assessments received by RESETEL have been paid, or fully reserved for, to the extent that such taxes have become due; there are no waivers or agreements by RESETEL for the extension of time for the assessment of such taxes; and there are no material questions of taxation which are, as at the date hereof, the subject of dispute with any taxing authority. With respect to any period through the date hereof for which tax returns have not yet been filed, or for which taxes are

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    not yet due or owing, RESETEL has made adequate reserves, determined in accordance with Generally Accepted Accounting Principles, for all liabilities for taxes as set forth in its financial statements. RESETEL is not presently the subject of any tax audit by any taxing authority.

7.19 EMPLOYMENT CONTRACTS. RESETEL has no written contracts of employment with any of its shareholders, employees or sales representatives, and no verbal contracts of employment which cannot be terminated without default by RESETEL on thirty (30) days notice.

7.20 EMPLOYEE RESTRICTIONS. To the knowledge of SELLERS, no employee of RESETEL is subject to any secrecy or non-competition agreement or any other agreement or restriction of any kind that would impede in any way the ability of such employee to carry out fully all activities of such employee in furtherance of the business of RESETEL.

7.21 LABOR MATTERS. RESETEL is not party to nor subject to any collective bargaining agreement, nor is any union organizing action or certification vote pending or threatened.

7.22 NO ADVERSE CHANGE.  Since February 29, 1996, there has not been:

    (a) any material adverse change in the properties, assets, business, affairs, material contracts or prospects of RESETEL and, to the knowledge of SELLERS, no such changes currently are threatened, anticipated or contemplated;

    (b) any actual or, to the knowledge of SELLERS, threatened, anticipated or contemplated damage, destruction, loss, conversion, termination, cancellation, default or taking by eminent domain or other action by governmental authority, which has

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         affected or may hereafter affect the properties, assets, business, affairs, contracts or prospects of RESETEL;

    (c) any material and adverse dispute pending or, to the knowledge of the SELLERS, threatened, anticipated or contemplated, of any kind with any customer, supplier, source of financing, employee, landlord, subtenant or licensee of RESETEL, or any pending or, to the knowledge of SELLERS, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description which is reasonably likely to result in any material reduction in the amount, or any change in the terms or conditions, of business with any substantial customer, supplier or source of financing;

    (d) any pending or, to the knowledge of SELLERS, threatened, anticipated or contemplated occurrence or situation of any kind, nature or description peculiar to the business of RESETEL and materially and adversely affecting its properties, assets, business, affairs or prospects; or

    (e) any material reduction of capital, or any redemption of stock or dividend or distribution by RESETEL.

7.23 That RESETEL has fulfilled all the obligations imposed by the laws that regulate its activities, including those relating to payment of taxes, contributions to the Instituto Peruano de Seguridad Social (Peruvian Social Security Institute), or other contributions or obligations, to authorities, public entities, or pension and severance fund (CTS) administrators.

7.24 MINISTERIAL RESOLUTION. That, by Ministerial Resolution No. 071-96-MTC/15.17 dated February 5, 1996, RESETEL was granted a Concession to operate Local Carriage Services for a term of twenty (20) years, within the cities of Lima and Callao. The CONCESSION

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    AGREEMENT, the final version of which has already been approved by RESETEL and the Ministry, has been executed by both Parties and dated April 17, 1996, and will be delivered to BUYER prior to or at Closing.

7.25 INDECOPI REGISTRATION. That RESETEL has registered with INDECOPI a service trademark by the name of "RESETEL" (Certificate No. 005133), to designate all kinds of telecommunication services within class 38 of the Official Nomenclature, which enjoy legal protection up to September 7, 2005. There are no licensing, usufruct or other agreements authorizing the use thereof by third parties, nor any legal or administrative actions, claims, or suits contesting in any way the rights of RESETEL over that trademark.

7.26 NO IMPROPER PAYMENTS.   Neither RESETEL nor any of director, officer, agent
    or employee of RESETEL or, to RESETEL's knowledge, any other person associated with or acting on behalf of RESETEL, has directly or indirectly
    (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any person, private or public, regardless of what form, whether in money, property, or services (i) to obtain favorable treatment for business secured, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of RESETEL or any affiliate of RESETEL, or (iv) in violation of any legal rule or requirement, (b) established or maintained any fund or asset that has not been recorded in the books or records of RESETEL. RESETEL and all of its directors, officers, agents and employees have not taken any action, that if taken by BUYER, would be in violation of the Foreign Corrupt Practices Act.

7.27 ACTS AND CONTRACTS. That the acts and contracts executed by RESETEL in order to carry out its activities achieve its corporate object, are valid and enforceable, and no provision thereof has been unfulfilled.

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7.28 REASONABLE CONTRACTS.  That no contracts have been executed by RESETEL with any person or entity that are not based on normal and reasonable values and terms.

7.29 LABOR OBLIGATIONS. That RESETEL is up to date in fulfillment of all its labor obligations, and that there are no premiums, bonuses, or salaries that have not been accounted or provided for.

7.30 TERMINATION RIGHTS. That no director, official, executive, or any other employee of RESETEL has any right to benefits, bonuses, or indemnities due to termination of their labor contracts, other than those provided by Peruvian labor legislation.

7.31 ENVIRONMENTAL AND SAFETY LAWS. RESETEL is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

CLAUSE 8: LIABILITY OF THE SELLERS

8.1 The SELLERS are responsible for the accuracy and truthfulness of the representations made and warranties made pursuant to Clause 6 and 7 of this Agreement. The SELLERS assume joint and several obligation to pay indemnity for damages arising from inaccuracies or lack of truthfulness of the representations and warranties made pursuant to Clause 7 and several and prorrata to their shareholding in RESETEL for those of Clause 6.

8.2 Likewise, the SELLERS assume joint and several responsibility towards the BUYER for all the liabilities, obligations and other contingencies of RESETEL originated in facts, situations, and others, without exception, existing prior to the date of this Agreement, provided that they do not appear in the Financial Statements as of February 29, 1996.

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    If the liabilities, obligations, and other contingencies mentioned in the preceding paragraph should exceed ten percent (10%) of the value assigned to the SHARES in Clause 3 of this Agreement, then the BUYER, without prejudice to any indemnity due for damages, may choose either to demand payment of the existing difference to the SELLERS, plus interest, or to terminate this Agreement as a matter of law, by sending notice, to the common address of the SELLERS. In this last case, the Parties are jointly and severally obliged to return any payments, plus interest, within a term not exceeding thirty (30) calendar days from the date of receipt of said notice.

8.3 If for any circumstance, without exception, originated in situations occurring prior to the effective transfer of the SHARES to the BUYER as stipulated in this Agreement, the Concession mentioned in point 7.23 of Clause 7 of this Contract should be annulled or declared void, then the SELLERS shall be held jointly and severally responsible before the BUYER, as in the case described in the second paragraph of point 8.2 above.

8.4 The liabilities specified in this Clause shall be applicable to the SELLERS for a term of one year from the effective transfer of the SHARES to the BUYER, as stimulated in this Agreement, and of tax-related liabilities, for which the SELLERS shall be responsible during the legal terms established for the extinguishment of the respective obligations.

CLAUSE 9: TAX CONTINGENCIES

9.1 The SELLERS declare that if RESETEL should receive notice of tax assessments or demands for contributions from the Superintendencia Nacional de Administracion Tributaria (SUNAT) [National Tax Administration], the Superintendencia Nacional de Aduanas (SUNAD) [National Customs Administration], the Instituto Peruano de Seguridad Social (IPSS) [Peruvian Social Security Institute], District or Provincial Municipalitis, Pension Fund

    Administrators (AFPs), or any other entity charged with assessing, controlling, collecting, or supervising taxes (hereinafter called "TAX AUTHORITIES"), after the date of this Agreement, for taxes, penalties, obligations, contributions, or payments due or originated prior to that date, then the SELLERS shall assume jointly and severally before the BUYER the payment of such taxes, penalties, obligations, contributions, or payments, as well as of any overcharges, interest, fines, and other applicable charges, as long as there are no provisions therefor in the RESETEL Financial Statements. Likewise, the SELLERS shall be held liable by the BUYER for any tax obligation or contingency chargeable to RESETEL and not included in its Financial Statements as of February 29, 1996.

9.2 If RESETEL should receive notice of a tax assessment or a demand for contributions from the TAX AUTHORITIES after the date of this Agreement, for obligations originated prior to that date and not included in the RESETEL Financial Statements, then it shall notify this fact in writing to the SELLERS within the next five (5) business days, in order that the SELLERS may decide if that tax assessment or demand is to be contested or appealed. Lack of timely notice extinguishes any obligation of the SELLERS in connection with said tax assessment or demand. Upon receipt of the aforegoing notice, the SELLERS shall notify their decision in writing to the BUYER not less than five (5) business days prior to the deadline for submitting the corresponding appeal, enclosing the appeal, as appropriate, and also, as appropriate, the portion thereof that must be paid if that is essential for the appeal to be admitted. The BUYER undertakes to arrange for RESETEL to file said remedy or appeal in a timely fashion. The BUYER also undertakes to provide and/or facilitate to the SELLERS access to all the information they may reasonably require to prepare their defense, without prejudice to exercising its best efforts to have that (those) charge(s) settled.

9.3 If the SELLERS should fail to do what is stipulated in Sub-Clause 9.2 above, and the term for payment of the obligation in question expires, then the BUYER may arrange for

    RESETEL to pay directly the obligation or tax debt that originated such action. In such case, the BUYER shall have the right to demand that payment from the SELLERS, in solidum. If the SELLERS should fail to reimburse to the BUYER the payment made by RESETEL, within the term of ten
    (10) business days upon receiving a request in writing, then such payment shall become overdue and the obligation shall accrue the applicable legal interest, both compensatory and on overdue payments, until the obligation is paid. Any such obligation shall be jointly and severally assumed by SELLERS and SELLERS shall indemnify BUYER for such obligation as set forth in sub-clause 8.2 above.

CLAUSE 10: WARRANTY OF TITLE

    The SELLERS declare that the SHARES transferred to the BUYER have been subscribed and paid in full, and are not encumbered by any lien, charge, judicial or extrajudicial action of any kind, or reciprocal preferential agreements executed between two or more of the SELLERS in connection with the SHARES; in any case, they agree to guarantee the title and right of possession, against hidden vices or facts pertaining to the transferor, pursuant to articles 1484 to 1528 of the Peruvian Civil Code.

CLAUSE 11: REPRESENTATIONS AND WARRANTIES OF BUYER

    The BUYER represents and warrants to the SELLERS that the following statements are true and correct:

11.1 KNOWLEDGE AND ACCEPTANCE OF THE TERMS AND CONDITIONS OF THE CONCESSION AGREEMENT. The BUYER has examined the terms and conditions of the CONCESSION AGREEMENT and has found them to be completely acceptable and in accordance with the BUYER's interests.

11.2 INDEPENDENT INVESTIGATION, Access. BUYER acknowledges that BUYER, in making the decision to purchase the Shares. has relied upon independent investigations mad e by the BUYER and has been given access and the opportunity to examine all material books and records of RESETEL, all material contracts and documents relating to RESETEL and an opportunity to ask questions of, and to receive answers from RESETEL concerning the Shares.

CLAUSE 12: ARBITRATION AGREEMENT

    The Parties agree that any controversy that may arise between them as a result of the signing, interpretation, or implementation of this Agreement that may not be resolved by them shall be submitted exclusively to the attention and decision of three (3) arbiters appointed by common agreement, as provided by Law No. 26572, General Arbitration law. In case of failure to agree thereon, either Party may request the Lima Bar Association to designate the arbitrators. In such case, the Lima Bar Association shall make that designation according to the rules of the Centro de Arbitraje y Conciliacion del Peru (CEARCO) [Peruvian Arbitration and Conciliation Center].

    All of the members of that Arbitration Court shall be professional lawyers and they shall settle the controversy compulsorily according to Law.

CLAUSE 13: NOTICES AND COMMUNICATIONS

    Any notices or other communications required or permitted hereunder shall be deemed to have been duly given when delivered personally, one (1) day following facsimile transmission, or three (3) days after being sent by express courier service to the party to whom such notice or communication is addressed at the address set forth on page 1 (or at such other address for a party as shall be specified by like notice).

CLAUSE 14: FULL AGREEMENT AND AMENDMENTS

    This Agreement supersedes all the oral or written agreements between the Parties and constitutes the entire agreement between then 4 setting out all the obligations assumed by each Party.

    The obligations stipulated in this Agreement may be modified subject to prior negotiation and agreement between the Parties. In order to be valid, any amendments or modifications shall be recorded in writing

CLAUSE 15: PARTIAL NULLITY

    If any term or provision of this Agreement should be considered void or non enforceable by any competent Court of Justice, that legal decision shall be construed to refer strictly to such term or provision, without affecting the validity of any other provision of this Agreement.

CLAUSE 16: APPLICABLE LAW

    Both Parties submit to the laws of the Republic of Peru for all that relates, directly or indirectly, to the execution and implementation of this Agreement.

CLAUSE 17: COSTS

    Each party shall bear their own costs and taxes related to the execution of this Agreement.

CLAUSE 18: FURTHER ASSURANCES

    The Parties agree that at any time and from time to time after the date hereof they will execute and deliver to any other party such further instruments or documents as may reasonably be required to give effect to the transactions contemplated hereunder.

CLAUSE 19: COUNTERPARTS AND FACSIMILE DOCUMENTS

    This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument. Facsimile transmission of any signed original document, and retransmission of any signed facsimile transmission, shall be the same as delivery of an original. Facsimile transmissions may be executed in counterparts. The original of any signature pages sent to any party via facsimile transmission shall be mailed to the appropriate party within one business day of signing.

CLAUSE 20: MISCELLANEOUS

20.1 TIME OF THE ESSENCE. Time is of the essence with respect to this Agreement and all matters covered thereby.

20.2 NO THIRD PARTY BENEFICIARIES. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.


20.3 EXHIBITS AND SCHEDULES. All exhibits and schedules attached hereto are incorporated herein by reference and shall constitute a part of this Agreement.

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By:
   ----------------------------------

Its:
     --------------------------------


SELLERS:

KAYHELM, LTD.                            BETHANY INVESTMENTS LIMITED

By:                                      By:
   ----------------------------------        ---------------------------------

Its:                                     Its:
     --------------------------------         --------------------------------


- - -------------------------------------    ---------------------------------------
Guillermo Villanueva Pinto               Georgina Emilia Valdivia de Villanueva


- - -------------------------------------    ---------------------------------------
Jesus Otto Villanueva Napuri             Celia Gutierrez Davila de Villanueva


- - -------------------------------------    ---------------------------------------
Guillermo Jose Soto Abanto               Margarita Ulloa De Beeck

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By: [illegible]
   ----------------------------------

Its: PRESIDENT/CEO
     --------------------------------


SELLERS:

KAYHELM, LTD.                         BETHANY INVESTMENTS LIMITED

By:                                   By:
   ----------------------------------      ---------------------------------

Its:                                  Its:
     --------------------------------      --------------------------------

/s/ Guillermo Villanueva Pinto        /s/ Georgina Emilia Valdivia de Villanueva
- - ------------------------------------- ------------------------------------------
Guillermo Villanueva Pinto            Georgina Emilia Valdivia de Villanueva

/s/ Jesus  Otto Villanueva Napuri     /s/ Celia Gutierrez Davila de Villanueva
- - ------------------------------------- ------------------------------------------
Jesus Otto Villanueva Napuri          Celia Gutierrez Davila de Villanueva

/s/ Guillermo Jose Soto Abanto        /s/ Margarita Ulloa De Beeck
- - ------------------------------------- -----------------------------------------
Guillermo Jose Soto Abanto            Margarita Ulloa De Beeck

                 SIGNATURES CONTINUED                             24

/s/ Esteban Viton Ramirez                /s/  Mrs. Ramirez
- - -------------------------------------    ---------------------------------------
Esteban Viton Ramirez                    Mrs. Ramirez

/s/ Humberto Guillen Luque               /s/ Patricia Samander Orellana
- - -------------------------------------    ---------------------------------------
Humberto Guillen Luque                   Patricia Samander Orellana

/s/ Maria Jesus Hume Hurtado
- - -------------------------------------    ---------------------------------------
Maria Jesus Hume Hurtado

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By: [illegible]
   ----------------------------------

Its: PRESIDENT/CEO
     --------------------------------


SELLERS:

KAYHELM, LTD.                         BETHANY INVESTMENTS LIMITED

By:                                   By:
   ----------------------------------      ---------------------------------

Its:                                  Its:
     --------------------------------      --------------------------------

/s/ Guillermo Villanueva Pinto        /s/ Georgina Emilia Valdivia de Villanueva
- - ------------------------------------- ------------------------------------------
Guillermo Villanueva Pinto            Georgina Emilia Valdivia de Villanueva

/s/ Jesus  Otto Villanueva Napuri     /s/ Celia Gutierrez Davila de Villanueva
- - ------------------------------------- ------------------------------------------
Jesus Otto Villanueva Napuri          Celia Gutierrez Davila de Villanueva

/s/ Guillermo Jose Soto Abanto        /s/ Margarita Ulloa De Beeck
- - ------------------------------------- -----------------------------------------
Guillermo Jose Soto Abanto            Margarita Ulloa De Beeck

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By: [illegible]
   ----------------------------------

Its: PRESIDENT/CEO
     --------------------------------


SELLERS:

KAYHELM, LTD.                            BETHANY INVESTMENTS LIMITED

By: [illegible]                          By:
   ----------------------------------        ---------------------------------

Its: DIRECTOR                            Its:
     --------------------------------         --------------------------------


- - -------------------------------------    ---------------------------------------
Guillermo Villanueva Pinto               Georgina Emilia Valdivia de Villanueva


- - -------------------------------------    ---------------------------------------
Jesus Otto Villanueva Napuri             Celia Gutierrez Davila de Villanueva


- - -------------------------------------    ---------------------------------------
Guillermo Jose Soto Abanto               Margarita Ulloa De Beeck

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By: [illegible]
   ----------------------------------

Its: PRESIDENT/CEO
     --------------------------------


SELLERS:

KAYHELM, LTD.                            BETHANY INVESTMENTS LIMITED

By:                                      By: [illegible]
   ----------------------------------        ---------------------------------

Its:                                     Its: PRESIDENT
     --------------------------------         --------------------------------


- - -------------------------------------    ---------------------------------------
Guillermo Villanueva Pinto               Georgina Emilia Valdivia de Villanueva


- - -------------------------------------    ---------------------------------------
Jesus Otto Villanueva Napuri             Celia Gutierrez Davila de Villanueva


- - -------------------------------------    ---------------------------------------
Guillermo Jose Soto Abanto               Margarita Ulloa De Beeck

Done in _________________(______________) equal copies in the city of Lima on the ________ day of the Month of April, 1996.

RESETEL:

RED DE SERVICOS EMPRESARIALES
DE TELECOMUNICACIONES, S.A.


By:  [illegible]
   ----------------------------------

Its:  DIRECTOR
     --------------------------------


BUYER:

INTERAMERICAS COMMUNICATIONS
CORPORATION


By:
   ----------------------------------

Its:
     --------------------------------

SELLERS:

KAYHELM, LTD.                            BETHANY INVESTMENTS LIMITED

By:                                      By:
   ----------------------------------        ---------------------------------

Its:                                     Its:
     --------------------------------         --------------------------------


- - -------------------------------------    ---------------------------------------
Guillermo Villanueva Pinto               Georgina Emilia Valdivia de Villanueva


- - -------------------------------------    ---------------------------------------
Jesus Otto Villanueva Napuri             Celia Gutierrez Davila de Villanueva


- - -------------------------------------    ---------------------------------------
Guillermo Jose Soto Abanto               Margarita Ulloa De Beeck

                                      EXHIBIT A

                                  SHARE DISTRIBUTION

    NAMES OF SELLERS                              RESETEL SHARES SOLD
    ----------------                              -------------------

    Kayhelm, Ltd                                                9,600
    Bethany Investments, Ltd.                                   5,242
    Margarita Ulloa de Beeck                                    1,158
    Guillermo VILLANUEVA Pinto                                  1,600
    Jesus Otto VILLANUEVA Napuri                                1,200
    Guillermo Jose SOTO Abanto                                  1,200
    Esteban VITON Ramirez                                       3,600
    Humberto GUILLEN Luque                                      3,600
    Maria Jesus HUME Hurtado                                    4,800
                                                             --------
    TOTAL                                                      32,000

                                      EXHIBIT B


              RED DE SERVICIOS EMPRESARIALES DE TELECOMUNICACIONES, S.A.
                          (ALL VALUES IN NEW PERUVIAN SOLES)

                                    BALANCE SHEET
                                 AT FEBRUARY 29, 1996



    ASSETS

    Current Assets                                        S/.
    Cash & Banks                                                4,502
                                                             --------
    Total Current Assets                                        4,502

    TOTAL ASSETS                                                4,502

    LIABILITIES

    Current Liabilities
    Taxes Payable                                             (2,958)
    Total Current Liabilities                                 (2,958)

    EQUITY

    Capital Stock                                              34,440
    Retained Earnings (Losses)                               (25,676)
    Earnings (Losses) in 1996                                 (1,304)
                                                             --------

    TOTAL EQUITY                                                7,460

    TOTAL LIABILITIES AND EQUITY                                4,502

                                   INCOME STATEMENT
                                JANUARY-FEBRUARY 1996
                                                          S/.
    Revenues                                                        0
    Operating Expenses                                          (446)
                                                             --------
    Operating Income (Loss)                                     (446)
    Financial Expenses                                           (20)
    Result for price level adjustment                           (838)
                                                             --------
    Net Income (Loss) Before Taxes                            (1,304)

    NET INCOME (LOSS) AFTER TAX                               (1,304)

                                EXHIBIT 5.1.1

                   LOAN TO FUND PAYMENT OF CONCESSION FEE


          CREDITORS                                   AMOUNT (US$)

          Cablex Electronique                            5,178.00
          Rodolfo Beeck-Ulloa                              252.00
          Bethany Investments                            7,139.00
                                                       ----------

          TOTAL                                         12,569.00
                                                       ----------